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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) February 11, 2005
                                                      -----------------

                        Baldwin Technology Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-9334                                    13-3258160
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     (Commission File Number)               (IRS Employer Identification No.)


   Twelve Commerce Drive, Shelton, CT.                               06484
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 (Address of Principal Executive Offices)                          (Zip Code)

                                  203-402-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

Baldwin Technology Company, Inc. ("Baldwin or the "Company") reported that on February 11, 2005, the Company's Board of Directors appointed Leon Richards Corporate Controller, an officer of the Company. Mr. Richards will serve as the Company's principal accounting officer and be responsible for accounting, tax and financial reporting. Mr. Richards will report directly to Vijay C. Tharani, the Company's Chief Financial Officer.

Mr. Richards, age 48, joined the Company in May, 2004. Prior to that, he served as Director of Financial Reporting and Control at Ciba Specialty Chemicals, Inc. from September 1998 through May 2004. Mr. Richards is member of the American Institute of Certified Public Accountants.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                BALDWIN TECHNOLOGY COMPANY, INC.
                                                    (Registrant)


                                                By: /s/ Vijay C. Tharani
                                                    ----------------------------
                                                    Vijay C. Tharani
                                                    Chief Financial Officer



Dated: February 17, 2005